EXHIBIT 32.1

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Progressive Care Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 23, 2011

By:	/s/ Avraham A. Friedman
Name: Avraham A. Friedman
Title: President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Alan Jay Weisberg
Name: Alan Jay Weisberg
Title: Chief Financial Officer
(Principal Financial Officer)